Exhibit 99.1

NEWS RELEASE

CONTACTS:	Investors:
Lisa DeFrancesco
(862) 261-7152

Media:
Charlie Mayr
(862) 261-8030

David Belian
(862) 261-8141

Actavis Announces Proposed Senior Leadership Team Effective

Following Completion of Forest Laboratories Acquisition

– Paul Bisaro to Assume Newly Created Role as Executive Chairman –

– Brent Saunders to be Named CEO and President –

– Robert Stewart to be Named COO –

– Bill Meury to be Named EVP Commercial, North American Brands –

– David Buchen to be Named EVP Commercial, North American Generics and International –

DUBLIN, IRELAND – May 14, 2014 – Actavis plc (NYSE: ACT) today announced the proposed senior management team that will lead the specialty pharmaceutical company pending the successful close of the acquisition of Forest Laboratories, Inc., which is anticipated at mid-year. Following the close, Paul Bisaro, Chairman and Chief Executive Officer of Actavis, will become Executive Chairman. Brent Saunders, currently CEO and President of Forest, will become CEO and President, and a member of the Board of Directors. Robert Stewart, President, Actavis Global Operations, will become Chief Operating Officer. Mr. Saunders will report to Mr. Bisaro and the Board of Directors, and Mr. Stewart will report to Mr. Saunders.

“Consistent with the practice we established during the legacy Actavis acquisition in 2012, we are publicly announcing the proposed senior leadership structure prior to the close of the Forest acquisition, in order to ensure that we seamlessly operate as one global company on

Day 1,” said Mr. Bisaro. “These appointments reflect the increased size and complexity of the combined business, and the exceptional and complementary expertise of the Actavis and Forest management teams. Announcing Brent and Bob’s appointments, as well as the extended senior leadership structure, permits us to more effectively define the cascading organization. This will remove uncertainty during the integration planning phase prior to close, as well as ensure continuity of management in meeting our commitments to drive enhanced value following the close. The proposed senior management structure reflects the wealth of exceptional pharmaceutical talent available from both organizations that will lead the new Actavis post close.”

Paul Bisaro, Executive Chairman

In the newly created role of Executive Chairman, Mr. Bisaro will continue to lead the Company’s Board of Directors, while maintaining his oversight of the strategic management of Actavis. Mr. Bisaro, working closely with Mr. Saunders and the Actavis Management Team, will oversee the development of the Company’s brand, generic, branded generic and OTC business growth strategies, as well as the identification and execution of mergers and acquisitions, including geographic and business unit diversification strategies and initiatives. He will also continue to share in directing senior management team selection and retention; overall business integration initiatives; strategic planning for both organic and inorganic growth; and in conjunction with Mr. Saunders, continue to represent the Company with shareholders, investors and other critical audiences.

Brent Saunders, CEO and President

As CEO and President, Mr. Saunders will have responsibility for leading Actavis’ approximately $15 billion global pharmaceutical business. Mr. Saunders will have responsibility for all commercial and business functions, as well as the combined Company’s finance, legal, human resource and corporate affairs activities.

“I am thrilled that Brent will be joining Actavis as CEO and President of our expanded organization, and accepting a seat on our Company’s Board of Directors,” said Mr. Bisaro. “Brent is a proven leader with an in-depth knowledge of and passion for the pharmaceutical industry, whose record of success at Forest, Bausch + Lomb and Schering-Plough speaks for itself. I am looking forward to working with him closely as we continue to build the new Actavis into a world-class company focused on sustainable double-digit growth.”

“I am excited about working closely with Paul and the combined leadership team of the new Actavis to drive future growth and sustainable shareholder value creation,” said Mr. Saunders.

“With our expanded geographic and therapeutic presence, I am confident in our ability to become even more relevant to key physicians and customers, to benefit from the unique combination of our global generic and brand business strengths and to continue to create a great place to work for our employees around the world.”

Robert Stewart, COO

In the newly created position of Chief Operating Officer, Mr. Stewart will retain responsibility for Global Operations, Quality, Supply Chain, Procurement, Engineering and Security and Information Technology. In addition, Mr. Stewart will retain responsibility for Global Brands, Generics and Biosimilars Research and Development (R&D), which he assumed earlier this year.

“By adding the management of our more than $1 billion investment in global R&D to Bob’s portfolio, we are now more efficiently aligned from development through delivery to customers,” said Mr. Bisaro. “The link between innovation, development, timely approval and flawless delivery is critical to our global success. Combining this function with the supply chain expertise of Bob and his team closes the last gap in creating the most efficient global operations organization in the industry.”

Bill Meury, EVP Commercial North American Brands and David Buchen, EVP Commercial, North American Generics and International

To support the combined Company’s more complex generic, brand, branded generic and Over-the-Counter (OTC) global commercial operations, Bill Meury, currently Executive Vice President, Sales and Marketing for Forest, will assume responsibility as Executive Vice President Commercial, North American Brands at close. David Buchen, currently Actavis’ Chief Legal Officer, will assume responsibilities in a newly created position of Executive Vice President Commercial, North American Generics and International. Both of these positions will report to Mr. Saunders.

Sigurdur Olafsson, President, Actavis Pharma, has elected to leave the Company effective at the close of the transaction. During the transitional period, Mr. Olafsson will continue to work closely with his commercial management team to ensure continued achievement of the Company’s commercial objectives and support Mr. Buchen’s transition.

“Bill and David will form a dynamic team in guiding our innovative new commercial organization,” said Mr. Bisaro. “Bill’s extensive background across the Forest organization, including oversight of the company’s Global Commercial and U.S. Marketing, Sales, Managed

Care, Market Research, Commercial Assessments and Early Commercialization activities, will prove invaluable in leading Actavis’ significantly expanded North American Specialty Portfolio and the continued growth of our blockbuster product franchises.

“David brings nearly 20 years of experience within the pharmaceutical industry to his new commercial responsibilities, and his appointment to this position capitalizes on his intimate knowledge of our Company and the various mergers and acquisitions that have been instrumental in our evolution over the last several years,” said Mr. Bisaro. “His exceptional hands-on management of Paragraph IV litigation, intellectual property issues and global pharmaceutical regulations, among other areas, has been a fundamental component of the tremendous growth within our generic business. I am convinced that David’s breadth of business development expertise, both U.S. and international market intelligence and legal and regulatory experience represents a truly unique addition to the efficient management of our North American Generic and International commercial business.

“I would also like to acknowledge Siggi Olafsson’s extraordinary personal and professional contributions to the monumental evolution of our Company since he joined in 2010,” added Mr. Bisaro. “Siggi has been tireless in his commitment to build Actavis into a global specialty pharmaceutical company, first in legacy Watson, then during the acquisition and integration of legacy Actavis, as well as the subsequent acquisitions that added strength and breadth to our global commercial position.”

Proposed Senior Management Organization for Shared Services

To support the larger and more complex company, Actavis announced the senior management team for its Global Shared Services Functions, which will report to Mr. Saunders. R. Todd Joyce will retain his Actavis position as Chief Financial Officer for the combined company. Frank Perier, Chief Financial Officer of Forest, will provide transitional support during the integration process following the close. Bob Bailey, Senior Vice President and Chief Legal Officer of Forest, will assume the position of Chief Legal Officer and Corporate Secretary, Actavis, previously held by Mr. Buchen, and will report to Mr. Saunders.

Karen Ling, Senior Vice President and Chief Human Resources Officer, Forest, will become Chief Human Resources Officer for the combined company at close, succeeding Patrick Eagan, Actavis Chief Human Resources Officer who will support the transition and integration through the end of 2014. David Solomon, Senior Advisor to the CEO of Forest, will provide transitional support following the close. Charlie Mayr, Chief Communications Officer for Actavis, will retain responsibility for Communications, Investor Relations, Public Relations,

Government Affairs and Strategic Alignment. Sigurd Kirk, Senior Vice President, Actavis Corporate Business Development, will retain responsibility for corporate business development. Ms. Ling, Mr. Mayr and Mr. Kirk will report to Mr. Saunders.

The Company noted that it anticipates continuing to define the subsequent levels within the global organization between now and the close of the acquisition.

About Actavis

Actavis plc (NYSE: ACT) is a global, integrated specialty pharmaceutical company focused on developing, manufacturing and distributing generic, brand and biosimilar products. Actavis has global headquarters in Dublin, Ireland and U.S. administrative headquarters in Parsippany, New Jersey, USA.

Actavis develops and manufactures generic, brand, branded generic, legacy brands and Over-the-Counter (OTC) pharmaceutical products and has commercial operations in approximately 60 countries. The Company’s North American branded pharmaceuticals business is focused principally in the Women’s Health, Urology, Gastroenterology and Dermatology therapeutic categories with a strong pipeline of products in various stages of development. Actavis also has a portfolio of five biosimilar products in development in Women’s Health and Oncology. Actavis Global Operations has more than 30 manufacturing and distribution facilities around the world, and includes Anda, Inc., a U.S. pharmaceutical product distributor.

For press release and other company information, visit Actavis’ Web site at http://www.actavis.com.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between Actavis and Forest, Actavis has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a joint proxy statement of Actavis and Forest that also constitutes a prospectus of Actavis. The registration statement was declared effective by the SEC on May 2, 2014. Each of Actavis and Forest has mailed to its stockholders or shareholders the proxy statement/prospectus. In addition, each of Actavis and Forest has filed and will file with the SEC other documents with respect to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ACTAVIS AND FOREST ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the registration statement and the definitive joint proxy statement/prospectus and other documents filed with the SEC by Actavis and Forest through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Actavis will be available free of charge on Actavis’ internet website at www.actavis.com or by contacting Actavis’ Investor Relations Department at (862) 261-7488. Copies of the documents filed with the SEC by Forest will be available free of charge on Forest’s internet website at www.frx.com or by contacting Forest’s Investor Relations Department at (212) 224-6713.

Participants in the Merger Solicitation

Actavis, Forest, their respective directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Actavis and Forest shareholders in connection with the proposed merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. Information about the directors and executive officers of Forest is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on July 8, 2013 and certain of its Current Reports on Form 8-K. Information about the directors and executive officers of Actavis is set forth in its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on March 28, 2014 and certain of its Current Reports on Form 8-K. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus filed with the above-referenced registration statement on Form S-4 and other relevant materials to be filed with the SEC when they become available.

Actavis Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this communication that refer to Actavis’ estimated or anticipated future results, including estimated synergies, or other non-historical facts are forward-looking statements that reflect Actavis’ current perspective of existing trends and information as of the date of this communication. Forward looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “should,” “estimate,” “expect,” “forecast,” “outlook,” “guidance,” “intend,” “may,” “might,” “will,” “possible,” “potential,” “predict,” “project,” or other similar words, phrases or expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the Forest acquisition, including future financial and operating results, Actavis’ or Forest’s plans, objectives, expectations and intentions and the expected timing of completion of the transaction. It is important to note that Actavis’ goals and expectations are not predictions of actual performance. Actual results may differ materially from Actavis’ current expectations depending upon a number of factors affecting Actavis’ business, Forest’s business and risks associated with acquisition transactions. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful closing of, the Forest acquisition; subsequent integration of the Forest acquisition and the ability to recognize the anticipated synergies and benefits of the Forest acquisition; the ability to obtain required regulatory approvals for the transaction (including the approval of antitrust authorities necessary to complete the acquisition), the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain the requisite Forest and Actavis shareholder approvals; the risk that a condition to closing of the Forest acquisition may not be satisfied on a timely basis or at all; the failure of the proposed transaction to close for any other reason; risks relating to the value of the Actavis shares to be issued in the transaction; the anticipated size of the markets and continued demand for Actavis’ and Forest’s products; the impact of competitive products and pricing; access to available financing (including financing for the acquisition or refinancing of Actavis or Forest debt) on a timely basis and on reasonable terms; the risks of fluctuations in foreign currency exchange rates; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance on reasonable terms; the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; periodic dependence on a small number of products for a material source of net revenue or income; variability of trade buying patterns; changes in generally accepted accounting principles; risks that the carrying values of assets may be negatively impacted by future events and circumstances; the timing and success of product launches; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; market acceptance of and continued demand for Actavis’ and Forest’s products; costs and efforts to defend or enforce intellectual property rights; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; successful compliance with governmental regulations applicable to Actavis’ and Forest’s facilities, products and/or businesses; changes in the laws and regulations affecting, among other things, pricing and reimbursement of pharmaceutical products; changes in tax laws or interpretations that could increase Actavis’ consolidated tax liabilities; the loss of key senior management or scientific staff; and such other risks and uncertainties detailed in Actavis’ periodic public filings with the Securities and Exchange Commission, including but not limited to Actavis plc’s Annual Report on form 10-K for the year ended December 31, 2013 and Quarterly Report on form 10-Q for the quarter ended March 31, 2014 and from time to time in Actavis’ other investor communications. Except as expressly required by law, Actavis disclaims any intent or obligation to update or revise these forward-looking statements.

Forest Cautionary Statement Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements about the benefits of the acquisition of Forest by Actavis, including future financial and operating results, Forest’s or Actavis’ plans, objectives, expectations and intentions and the expected timing of completion of the transaction. It is important to note that Forest’s goals and expectations are not predictions of actual performance. Actual results may differ materially from Forest’s current expectations depending upon a number of factors affecting Forest’s business, Actavis’ business and risks associated with acquisition transactions. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful closing of, the acquisition; subsequent integration of the companies and the ability to recognize the anticipated synergies and benefits of the acquisition; the ability to obtain required regulatory approvals for the transaction (including the approval of antitrust authorities necessary to complete the acquisition), the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain the requisite Forest and Actavis shareholder approvals; the risk that a condition to closing of the acquisition may not be satisfied on a timely basis or at all; the failure of the proposed transaction to close for any other reason; risks relating to the value of the Actavis shares to be issued in the transaction; access to available financing (including financing for the acquisition or refinancing of Forest or Actavis debt) on a timely basis and on reasonable terms; the difficulty of predicting FDA approvals, the acceptance and demand for new pharmaceutical products, the impact of competitive products and pricing, the timely development and launch of new products, and the risk factors listed from time to time in Forest Laboratories’ Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and any subsequent SEC filings. Forest assumes no obligation to update forward-looking statements contained in this release to reflect new information or future events or developments.